UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Annual Report to Shareholders

DWS High Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 0.97%, 1.76%, 1.72% and 0.65% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without these waivers/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/08
DWS High Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	-10.40%	.90%	4.70%	3.88%
Class B	-11.13%	.07%	3.84%	3.04%
Class C	-11.04%	.15%	3.90%	3.06%
Credit Suisse High Yield Index+	-10.03%	1.65%	4.82%	5.32%
DWS High Income Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-10.09%	1.29%	5.02%	8.06%
Credit Suisse High Yield Index+	-10.03%	1.65%	4.82%	8.03%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/08	$ 4.32	$ 4.32	$ 4.33	$ 4.33
9/30/07	$ 5.24	$ 5.24	$ 5.25	$ 5.25
Distribution Information: Twelve Months as of 9/30/08: Income Dividends	$ .41	$ .37	$ .37	$ .42
September Income Dividend	$ .0313	$ .0281	$ .0285	$ .0324
SEC 30-day Yield++	9.58%	9.18%	9.19%	10.33%
Current Annualized Distribution Rate++	8.69%	7.81%	7.90%	8.98%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2008, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — High Current Yield Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	241	of	466	52
3-Year	190	of	390	49
5-Year	76	of	338	23
10-Year	81	of	185	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/08
DWS High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,557	$9,811	$12,013	$13,974
	Average annual total return	-14.43%	-.63%	3.74%	3.40%
Class B	Growth of $10,000	$8,639	$9,863	$11,988	$13,487
	Average annual total return	-13.61%	-.46%	3.69%	3.04%
Class C	Growth of $10,000	$8,896	$10,045	$12,106	$13,517
	Average annual total return	-11.04%	.15%	3.90%	3.06%
Credit Suisse High Yield Index+	Growth of $10,000	$8,997	$10,504	$12,654	$16,784
	Average annual total return	-10.03%	1.65%	4.82%	5.32%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended September 30
Comparative Results as of 9/30/08
DWS High Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$899,100	$1,039,300	$1,277,800	$1,606,800
	Average annual total return	-10.09%	1.29%	5.02%	8.06%
Credit Suisse High Yield Index+	Growth of $1,000,000	$899,700	$1,050,400	$1,265,400	$1,600,300
	Average annual total return	-10.03%	1.65%	4.82%	8.03%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 942.60	$ 938.70	$ 939.20	$ 944.20
Expenses Paid per $1,000*	$ 4.81	$ 8.68	$ 8.48	$ 3.35
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,020.05	$ 1,016.05	$ 1,016.25	$ 1,021.55
Expenses Paid per $1,000*	$ 5.00	$ 9.02	$ 8.82	$ 3.49
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.99%	1.79%	1.75%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

In the following interview, the portfolio management team discusses DWS High Income Fund's strategy and the market environment during the 12-month period ended September 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the high-yield bond market perform during the annual period?

A: High-yield bonds produced a negative absolute return and underperformed the broader bond market by a wide margin during the past year. The Credit Suisse High Yield Index (the fund's benchmark) returned -10.03% over the 12-month period, well behind the 3.65% return of the Barclays Capital US Aggregate Bond Index.1 The high-yield asset class produced the second-worst quarterly return in its history in the third quarter (-8.04%) and registered the second-worst one-month return ever during September (-7.04%).

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
The Barclays Capital US Aggregate Bond Index (name changed from Lehman Brothers US Aggregate Bond Index, effective November 3, 2008) is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For several reasons, high-yield bonds were particularly vulnerable to the crosscurrents affecting the broader financial system. First, concerns about a sharp economic slowdown led to speculation that the high-yield default rate would soar from its current level of 3.2%, which is low on a historical basis.2 Second, the crisis caused a number of corporations to lose access to credit — an issue of particular importance for companies in the high-yield sector. And third, the rapid rise in investor risk aversion sparked a flight to quality into Treasuries and a concurrent flood of cash out of higher-risk "spread sectors."3 The result, for high-yield bonds, was a surge of indiscriminate selling late in the period, particularly from investors who were forced to close out positions at virtually any price in order to raise cash.

2 Source: Moody's Investors Service.
3 Spread sectors are non-Treasury bond sectors of the fixed-income market.

The extreme weakness in high yield caused the spread between high-yield bonds and Treasuries to increase from 423 basis points (4.23 percentage points) one year ago — and 711 basis points at the start of the third quarter — to 1000 basis points on September 30, 2008.4 At this level, the yield spread stands near its all-time high levels of 1080 basis points in September 2002 and 1096 basis points in 1990. This indicates that on a historical basis, the high-yield sector is trading at extremely distressed levels.

4 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to September 30, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
5 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How did the fund perform?

A: The fund's Class A shares returned -10.40% during the 12-month period ended September 30, 2008, trailing the -10.03% return of the benchmark but outpacing the -10.99% average return of the funds in its Lipper peer group, High Current Yield Funds.5 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

Q: What individual securities helped performance?

A: Performance was helped by our decision to avoid a number of individual securities that underperformed, particularly those related to the real estate and mortgage businesses. We believe this helps illustrate the value of using credit research to identify and avoid higher-risk securities.

Among the leading individual contributors to performance was DRS Technologies, Inc., a defense-related firm that was bid for by the investment-grade-rated company Finmeccanica. Also performing well for the fund were Kansas City Southern Railway Co. and its subsidiary, Kansas City Southern de Mexico SA de CV. The company has a substantial asset base, which was viewed as a positive attribute amid the credit crisis. Two utilities held in the fund — AES Corp. and Allegheny Energy Supply Co. LLC — saw their bonds gain ground due to the companies' steady cash flows and defensive nature. In addition, the bonds of Allied Security, Inc. rose in price when the company was bought out and its bonds were tendered at a premium.

Q: What holdings hurt performance?

A: The fund's performance was hurt by a position in bonds issued by GMAC LLC. These bonds generated very poor performance due to GMAC's exposure to rising defaults on auto loans. However, since the fund's weighting in GMAC was close to the weighting in the benchmark, this position had only a small negative impact on relative performance.

The fund's relative performance was also hurt by positions in two companies forced to go through debt restructurings: American Color Graphics, Inc. and Tropicana Entertainment LLC. Another notable detractor was Young Broadcasting, Inc., whose bonds lost ground when the company ran into difficulties selling its holding in the San Francisco television station KRON, raising the likelihood of a restructuring.

Q: What is your view on the high-yield market as a whole?

A: It's understandable if the sell-off in high-yield bonds was unnerving to many investors. Still, we believe it is important to emphasize two key points. First, we continue to place a focus on using intensive credit research to avoid defaults to the greatest extent possible. While some defaults/restructurings are inevitable, we are making every effort to minimize this risk. Second, the market has fallen to a level that has prompted us to adopt a more positive outlook than we held throughout the first half of the year. Although it's true that slowing economic growth means that defaults will likely increase from their current level, we believe this development is more than discounted into market prices given that yield spreads are near all-time highs. Further, we believe it's worth pointing out that the last two times high-yield bonds performed this poorly, the subsequent rebounds were impressive. In 1990, when the market fell 6.38%, it rose 43.75% in the following calendar year. Ten years later, the -5.21% loss of 2000 was followed by gains of 5.78%, 3.10% and 27.94% in the next three years.6 (Naturally, past performance is no guarantee of future results.)

6 Based on the Credit Suisse High Yield Index.

Our citation of these numbers does not mean that we have moved to a strongly optimistic posture. In fact, we think a cautious approach remains necessary given the unprecedented nature of this financial crisis — a conviction reflected in our continued focus on mitigating risk. Nevertheless, we believe investors can be well served by maintaining a long-term perspective at this stage of the market downturn.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/08	9/30/07

Corporate Bonds	90%	94%
Senior Loans	7%	2%
Cash Equivalents	3%	3%
Other Investments	—	1%
	100%	100%
Corporate Bond Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/08	9/30/07

Consumer Discretionary	16%	25%
Energy	14%	8%
Materials	13%	12%
Utilities	12%	7%
Financials	11%	15%
Industrials	11%	13%
Telecommunication Services	9%	8%
Health Care	7%	5%
Information Technology	4%	3%
Consumer Staples	3%	4%
	100%	100%
Quality	9/30/08	9/30/07

Cash Equivalents	2%	3%
BBB	9%	3%
BB	35%	27%
B	46%	53%
CCC	5%	14%
D	1%	—
Not Rated	2%	—
	100%	100%

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/08	9/30/07

Less than 1 year	3%	10%
1-4.99 years	35%	36%
5-6.99 years	35%	24%
7 years or greater	27%	30%
	100%	100%

Weighted average effective maturity: 5.9 years and 5.8 years, respectively.

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 87.7%
Consumer Discretionary 13.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014	9,063,000	7,794,180
American Achievement Corp., 144A, 8.25%, 4/1/2012	1,720,000	1,715,700
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	3,898,900	3,703,955
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	3,990,000	2,553,600
8.0%, 3/15/2014	1,710,000	1,201,275
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	4,040,000	3,474,400
Cablevision Systems Corp., Series B, 7.133%**, 4/1/2009	2,107,000	2,080,663
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	2,875,000	2,070,000
Carrols Corp., 9.0%, 1/15/2013	1,810,000	1,303,200
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	9,250,000	8,972,500
Cirsa Capital Luxembourg SA, 144A, 7.875%, 7/15/2012 EUR	1,645,000	1,447,395
CSC Holdings, Inc.:
6.75%, 4/15/2012 (b)	2,850,000	2,611,313
Series B, 7.625%, 4/1/2011	3,020,000	2,899,200
Series B, 8.125%, 7/15/2009	3,290,000	3,257,100
Series B, 8.125%, 8/15/2009	6,595,000	6,529,050
Denny's Holdings, Inc., 10.0%, 10/1/2012	1,165,000	1,060,150
DIRECTV Holdings LLC, 144A, 7.625%, 5/15/2016	8,620,000	7,801,100
Dollarama Group LP, 8.883%**, 8/15/2012 (c)	2,705,000	2,407,450
EchoStar DBS Corp.:
6.375%, 10/1/2011	3,990,000	3,670,800
6.625%, 10/1/2014	4,985,000	4,000,462
7.125%, 2/1/2016	3,820,000	3,065,550
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	3,640,000	1,019,200
General Motors Corp.:
7.4%, 9/1/2025	1,995,000	718,200
8.375%, 7/15/2033	4,828,000	1,931,200
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	3,395,000	3,055,500
Group 1 Automotive, Inc., 8.25%, 8/15/2013	1,700,000	1,547,000
Hertz Corp., 8.875%, 1/1/2014	10,295,000	8,879,437
Idearc, Inc., 8.0%, 11/15/2016	7,330,000	1,997,425
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	2,255,000	1,533,400
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	3,490,000	2,338,300
Kabel Deutschland GmbH, 10.625%, 7/1/2014 (b)	4,913,000	4,814,740
Lamar Media Corp., Series C, 6.625%, 8/15/2015	2,270,000	1,878,425
Liberty Media LLC:
5.7%, 5/15/2013	540,000	449,128
8.25%, 2/1/2030	4,510,000	3,043,258
8.5%, 7/15/2029	5,890,000	4,162,168
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	1,720,000	1,685,600
MGM MIRAGE:
6.625%, 7/15/2015 (b)	1,690,000	1,174,550
6.75%, 9/1/2012	4,775,000	3,736,437
8.375%, 2/1/2011 (b)	3,205,000	2,620,087
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	5,010,000	4,759,500
Norcraft Holdings LP, 9.75%, 9/1/2012	9,580,000	8,622,000
Penske Automotive Group, Inc., 7.75%, 12/15/2016	6,750,000	4,826,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	3,570,000	3,418,275
Quebecor Media, Inc., 7.75%, 3/15/2016	2,290,000	2,003,750
Quebecor World, Inc., 144A, 9.75%, 1/15/2015*	2,830,000	1,146,150
Quiksilver, Inc., 6.875%, 4/15/2015 (b)	4,510,000	3,111,900
Reader's Digest Association, Inc., 9.0%, 2/15/2017	2,505,000	1,415,325
Sabre Holdings Corp., 8.35%, 3/15/2016	3,160,000	2,022,400
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%**, 3/15/2014	3,960,000	2,970,000
Shaw Communications, Inc., 8.25%, 4/11/2010	5,650,000	5,621,750
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	2,830,000	2,037,600
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	11,875,000	6,650,000
7.875%, 1/15/2014	1,150,000	862,500
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	2,922,000	2,819,730
Sirius XM Radio, Inc., 9.625%, 8/1/2013 (b)	6,905,000	3,659,650
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (b)	3,420,000	2,325,600
Travelport LLC:
7.436%**, 9/1/2014	2,640,000	2,032,800
9.875%, 9/1/2014	530,000	431,950
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	855,000	350,550
United Components, Inc., 9.375%, 6/15/2013	570,000	473,100
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	6,230,000	7,542,713
144A, 10.375%, 2/15/2015	2,260,000	2,186,550
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	3,405,000	3,882,784
144A, 8.0%, 11/1/2016 EUR	1,700,000	1,842,811
Videotron Ltd., 144A, 9.125%, 4/15/2018	1,325,000	1,338,250
Vitro SAB de CV:
9.125%, 2/1/2017	10,780,000	7,007,000
11.75%, 11/1/2013	1,365,000	1,173,900
Young Broadcasting, Inc., 8.75%, 1/15/2014	15,800,000	2,291,000
		209,028,886
Consumer Staples 2.8%
Alliance One International, Inc., 8.5%, 5/15/2012	1,715,000	1,586,375
Delhaize America, Inc.:
8.05%, 4/15/2027	1,070,000	1,049,803
9.0%, 4/15/2031	7,709,000	8,092,530
General Nutrition Centers, Inc., 7.584%**, 3/15/2014 (PIK)	1,960,000	1,631,700
Harry & David Operations Corp., 7.81%**, 3/1/2012	2,615,000	1,477,475
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	13,632,250	10,633,155
Smithfield Foods, Inc., 7.75%, 7/1/2017	2,175,000	1,707,375
Viskase Companies, Inc., 11.5%, 6/15/2011	18,895,000	16,060,750
		42,239,163
Energy 13.2%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	7,030,000	6,327,000
Belden & Blake Corp., 8.75%, 7/15/2012	15,945,000	14,509,950
Bristow Group, Inc., 7.5%, 9/15/2017	3,505,000	3,119,450
Chaparral Energy, Inc.:
8.5%, 12/1/2015	5,225,000	4,127,750
8.875%, 2/1/2017	1,925,000	1,520,750
Chesapeake Energy Corp.:
6.25%, 1/15/2018	2,225,000	1,902,375
6.875%, 1/15/2016	11,150,000	10,174,375
7.25%, 12/15/2018	5,950,000	5,474,000
7.5%, 6/15/2014	1,450,000	1,388,375
Cimarex Energy Co., 7.125%, 5/1/2017	2,880,000	2,649,600
Delta Petroleum Corp., 7.0%, 4/1/2015	5,675,000	3,944,125
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	1,130,000	1,028,300
8.375%, 5/1/2016	6,425,000	5,589,750
El Paso Corp.:
7.25%, 6/1/2018	4,675,000	4,347,750
9.625%, 5/15/2012	2,325,000	2,413,613
EXCO Resources, Inc., 7.25%, 1/15/2011	4,703,000	4,444,335
Forest Oil Corp., 144A, 7.25%, 6/15/2019	1,745,000	1,491,975
Frontier Oil Corp.:
6.625%, 10/1/2011	2,495,000	2,357,775
8.5%, 9/15/2016 (b)	4,580,000	4,408,250
KCS Energy, Inc., 7.125%, 4/1/2012	13,015,000	11,453,200
Mariner Energy, Inc.:
7.5%, 4/15/2013	2,850,000	2,522,250
8.0%, 5/15/2017	3,660,000	3,092,700
Newfield Exploration Co., 7.125%, 5/15/2018	5,250,000	4,567,500
OPTI Canada, Inc.:
7.875%, 12/15/2014	4,465,000	3,951,525
8.25%, 12/15/2014	8,600,000	7,697,000
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	3,495,000	3,040,650
9.125%, 7/15/2013	3,295,000	3,097,300
Plains Exploration & Production Co.:
7.0%, 3/15/2017	3,000,000	2,610,000
7.625%, 6/1/2018	5,955,000	5,270,175
Quicksilver Resources, Inc., 7.125%, 4/1/2016	8,385,000	6,833,775
Range Resources Corp., 7.25%, 5/1/2018	570,000	538,650
Sabine Pass LNG LP, 7.5%, 11/30/2016	6,580,000	5,132,400
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	2,320,000	1,995,200
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	1,925,000	1,251,250
Stone Energy Corp.:
6.75%, 12/15/2014	5,935,000	4,599,625
8.25%, 12/15/2011	9,440,000	8,779,200
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	2,860,000	2,538,344
Tesoro Corp., 6.5%, 6/1/2017	2,426,000	1,940,800
Whiting Petroleum Corp.:
7.0%, 2/1/2014	3,505,000	2,979,250
7.25%, 5/1/2012	6,195,000	5,745,863
7.25%, 5/1/2013	1,445,000	1,340,238
Williams Companies, Inc.:
8.125%, 3/15/2012	10,576,000	10,685,144
8.75%, 3/15/2032	14,037,000	14,392,978
Williams Partners LP, 7.25%, 2/1/2017	2,865,000	2,664,450
		199,938,965
Financials 10.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	7,335,000	6,610,669
Ashton Woods USA LLC, 9.5%, 10/1/2015	9,125,000	4,106,250
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	1,705,000	716,100
Citigroup, Inc., 6.5%, 8/19/2013	4,115,000	3,657,280
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	14,101,160	15,194,000
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,525,075	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	23,115,000	14,698,667
7.375%, 10/28/2009	15,715,000	12,634,326
7.875%, 6/15/2010	11,255,000	8,591,245
GMAC LLC, 6.875%, 9/15/2011	45,345,000	20,232,350
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	5,975,000	5,467,125
8.875%, 4/1/2015 (PIK)	5,440,000	4,923,200
9.75%, 4/1/2017	6,795,000	6,081,525
Hexion US Finance Corp., 9.75%, 11/15/2014	1,675,000	1,323,250
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	9,996,000	9,846,060
iPayment, Inc., 9.75%, 5/15/2014	3,155,000	2,524,000
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	2,890,000	1,878,500
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	4,710,000	2,449,200
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	2,910,000	2,546,250
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	2,845,000	2,795,212
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	740,000	754,800
Sprint Capital Corp.:
7.625%, 1/30/2011	2,855,000	2,598,050
8.375%, 3/15/2012	1,135,000	1,021,500
Tropicana Entertainment LLC, 9.625%, 12/15/2014*	8,975,000	1,256,500
UCI Holdco, Inc., 10.319%**, 12/15/2013 (PIK)	4,222,966	3,209,454
Universal City Development Partners, 11.75%, 4/1/2010	15,045,000	14,537,231
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	30,000	29,901
Wind Acquisition Finance SA, 144A, 9.75%, 12/1/2015 EUR	2,700,000	3,439,960
		153,122,605
Health Care 5.6%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	6,685,000	5,815,950
Boston Scientific Corp., 6.0%, 6/15/2011	4,088,000	3,863,160
Community Health Systems, Inc., 8.875%, 7/15/2015	22,760,000	21,622,000
HCA, Inc.:
9.125%, 11/15/2014	4,520,000	4,395,700
9.25%, 11/15/2016	15,895,000	15,457,887
9.625%, 11/15/2016 (PIK)	4,750,000	4,512,500
HEALTHSOUTH Corp., 10.75%, 6/15/2016 (b)	2,380,000	2,403,800
IASIS Healthcare LLC, 8.75%, 6/15/2014	3,590,000	3,392,550
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	2,990,000	2,780,700
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	3,435,000	2,988,450
The Cooper Companies, Inc., 7.125%, 2/15/2015	5,700,000	5,586,000
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	3,940,000	3,408,100
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	9,430,000	9,099,950
		85,326,747
Industrials 10.2%
Actuant Corp., 6.875%, 6/15/2017	2,290,000	2,186,950
Allied Waste North America, Inc., 6.5%, 11/15/2010	2,030,000	1,984,325
American Color Graphics, Inc., 10.0%, 6/15/2010*	5,685,000	397,950
American Color Graphics, Inc., Promissory Note due 12/31/2008 (g)	341,000	0
ARAMARK Corp.:
6.301%**, 2/1/2015	3,990,000	3,491,250
8.5%, 2/1/2015	1,140,000	1,071,600
Baldor Electric Co., 8.625%, 2/15/2017 (b)	2,850,000	2,721,750
BE Aerospace, Inc., 8.5%, 7/1/2018	1,000,000	970,000
Belden, Inc., 7.0%, 3/15/2017	2,840,000	2,527,600
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035 (b)	9,568,000	8,419,840
Building Materials Corp. of America, 7.75%, 8/1/2014	3,990,000	3,152,100
Cenveo Corp., 144A, 10.5%, 8/15/2016	910,000	841,750
Congoleum Corp., 8.625%, 8/1/2008*	6,765,000	5,073,750
DRS Technologies, Inc.:
6.625%, 2/1/2016	7,775,000	7,852,750
6.875%, 11/1/2013	8,120,000	8,038,800
7.625%, 2/1/2018	9,875,000	10,319,375
Education Management LLC, 8.75%, 6/1/2014	510,000	425,850
Esco Corp.:
144A, 6.694%**, 12/15/2013	1,875,000	1,725,000
144A, 8.625%, 12/15/2013	5,665,000	5,551,700
General Cable Corp.:
5.166%**, 4/1/2015	4,305,000	3,616,200
7.125%, 4/1/2017	3,025,000	2,722,500
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	1,055,000	880,925
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	2,365,000	2,163,975
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	1,065,000	756,150
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	11,060,000	7,023,100
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	4,875,000	4,655,625
7.625%, 12/1/2013	7,670,000	7,324,850
9.375%, 5/1/2012	8,785,000	8,960,700
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	2,235,000	2,235,000
8.0%, 6/1/2015	5,425,000	5,343,625
Mobile Services Group, Inc., 9.75%, 8/1/2014	3,435,000	3,194,550
Moog, Inc., 144A, 7.25%, 6/15/2018	1,170,000	1,123,200
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	4,505,000	4,144,600
Ply Gem Industries, Inc., 144A, 11.75%, 6/15/2013	2,075,000	1,784,500
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	9,460,000	3,216,400
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	2,575,000	2,420,500
Seitel, Inc., 9.75%, 2/15/2014	1,750,000	1,426,250
Titan International, Inc., 8.0%, 1/15/2012	10,105,000	9,801,850
TransDigm, Inc., 7.75%, 7/15/2014	1,705,000	1,602,700
United Rentals North America, Inc.:
6.5%, 2/15/2012	5,955,000	4,972,425
7.0%, 2/15/2014	8,020,000	5,614,000
US Concrete, Inc., 8.375%, 4/1/2014	3,219,000	2,510,820
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	1,820,000	1,583,400
		155,830,185
Information Technology 3.9%
Alion Science and Technology Corp., 10.25%, 2/1/2015	2,790,000	1,757,700
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	11,715,000	8,083,350
L-3 Communications Corp.:
5.875%, 1/15/2015	9,690,000	8,769,450
Series B, 6.375%, 10/15/2015	4,430,000	4,075,600
7.625%, 6/15/2012	10,340,000	10,184,900
Lucent Technologies, Inc., 6.45%, 3/15/2029	9,440,000	5,758,400
MasTec, Inc., 7.625%, 2/1/2017	3,985,000	3,367,325
NXP BV/NXP Funding LLC, 7.713%**, 10/15/2013 EUR	4,135,000	3,550,965
Sanmina-SCI Corp., 144A, 5.569%**, 6/15/2010	1,425,000	1,339,500
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	5,410,000	4,733,750
SunGard Data Systems, Inc., 10.25%, 8/15/2015	7,495,000	6,501,913
Vangent, Inc., 9.625%, 2/15/2015	2,270,000	1,850,050
		59,972,903
Materials 11.4%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	1,665,000	1,461,038
ARCO Chemical Co., 9.8%, 2/1/2020	24,081,000	14,448,600
Cascades, Inc., 7.25%, 2/15/2013	8,433,000	6,577,740
Chemtura Corp., 6.875%, 6/1/2016	6,120,000	4,896,000
Clondalkin Acquisition BV, 144A, 4.819%**, 12/15/2013	3,860,000	3,136,250
CPG International I, Inc., 10.5%, 7/1/2013	6,415,000	4,362,200
Exopack Holding Corp., 11.25%, 2/1/2014	9,845,000	8,269,800
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	7,880,000	7,742,100
8.375%, 4/1/2017	15,464,000	15,232,040
GEO Specialty Chemicals, Inc.:
144A, 7.5%**, 3/31/2015	6,844,792	4,996,699
144A, 10.697%**, 12/31/2009	11,210,000	8,183,300
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	1,995,000	1,780,537
9.5%, 12/1/2011	2,385,000	2,361,150
Hexcel Corp., 6.75%, 2/1/2015	11,780,000	11,308,800
Huntsman LLC, 11.625%, 10/15/2010	15,191,000	15,494,820
Innophos, Inc., 8.875%, 8/15/2014	1,310,000	1,310,000
Jefferson Smurfit Corp., 8.25%, 10/1/2012	5,245,000	4,379,575
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	8,255,000	7,388,225
Metals USA Holdings Corp., 8.791%**, 7/1/2012 (PIK)	1,920,000	1,536,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	1,450,000	826,500
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	6,150,000	4,858,500
NewMarket Corp., 7.125%, 12/15/2016	6,860,000	6,585,600
NewPage Corp., 10.0%, 5/1/2012	5,620,000	5,029,900
Pliant Corp., 11.85%, 6/15/2009 (PIK)	7	6
Radnor Holdings Corp., 11.0%, 3/15/2010*	1,510,000	1,888
Rhodia SA, 144A, 7.713%**, 10/15/2013 EUR	265,000	307,780
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017 (b)	4,355,000	3,396,900
8.375%, 7/1/2012	2,880,000	2,419,200
Steel Dynamics, Inc.:
6.75%, 4/1/2015	2,240,000	1,926,400
7.375%, 11/1/2012	2,250,000	2,058,750
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	6,249,000	5,936,550
The Mosaic Co., 144A, 7.375%, 12/1/2014	8,885,000	9,198,365
Witco Corp., 6.875%, 2/1/2026	2,370,000	1,504,950
Wolverine Tube, Inc., 10.5%, 4/1/2009	5,130,000	4,976,100
		173,892,263
Telecommunication Services 7.7%
BCM Ireland Preferred Equity Ltd., 144A, 11.964%**, 2/15/2017 (PIK) EUR	3,361,596	2,318,903
Centennial Communications Corp.:
10.0%, 1/1/2013	2,155,000	2,063,413
10.125%, 6/15/2013	4,550,000	4,504,500
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	5,875,000	5,287,500
8.375%, 1/15/2014 (b)	3,295,000	2,866,650
Cricket Communications, Inc.:
9.375%, 11/1/2014	6,565,000	6,105,450
144A, 10.0%, 7/15/2015	5,880,000	5,615,400
Embratel, Series B, 11.0%, 12/15/2008	1,296,000	1,297,620
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	1,543,457	1,342,808
Hellas Telecommunications Luxembourg V, 144A, 8.463%**, 10/15/2012 EUR	1,625,000	1,750,072
Intelsat Corp.:
144A, 9.25%, 8/15/2014	1,180,000	1,103,300
144A, 9.25%, 6/15/2016	13,645,000	12,553,400
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	7,115,000	6,510,225
iPCS, Inc., 4.926%**, 5/1/2013	1,465,000	1,193,975
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	8,270,000	7,732,450
Millicom International Cellular SA, 10.0%, 12/1/2013	12,015,000	11,894,850
Nortel Networks Ltd.:
7.041%**, 7/15/2011	3,295,000	2,199,412
144A, 10.75%, 7/15/2016	4,095,000	2,508,187
Qwest Corp.:
7.25%, 9/15/2025	1,005,000	748,725
7.875%, 9/1/2011	7,995,000	7,675,200
8.875%, 3/15/2012	1,720,000	1,685,600
Sprint Nextel Corp., 6.0%, 12/1/2016	2,900,000	2,233,000
Stratos Global Corp., 9.875%, 2/15/2013	2,205,000	2,149,875
Telesat Canada, 144A, 11.0%, 11/1/2015	8,575,000	6,860,000
Virgin Media Finance PLC, 8.75%, 4/15/2014	14,366,000	12,067,440
West Corp., 9.5%, 10/15/2014	2,205,000	1,686,825
Windstream Corp., 7.0%, 3/15/2019	3,405,000	2,724,000
		116,678,780
Utilities 9.1%
AES Corp.:
8.0%, 10/15/2017	5,715,000	5,157,788
144A, 8.0%, 6/1/2020	5,840,000	5,110,000
144A, 8.75%, 5/15/2013	18,610,000	18,703,050
9.5%, 6/1/2009	3,180,000	3,148,200
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	25,320,000	25,573,200
CMS Energy Corp., 8.5%, 4/15/2011 (b)	13,575,000	13,889,831
Edison Mission Energy, 7.0%, 5/15/2017	6,125,000	5,512,500
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	8,555,000	7,720,887
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	2,675,000	2,554,625
Knight, Inc., 6.5%, 9/1/2012	1,605,000	1,512,713
Mirant Americas Generation LLC, 8.3%, 5/1/2011	6,675,000	6,424,688
Mirant North America LLC, 7.375%, 12/31/2013	2,235,000	2,100,900
NRG Energy, Inc.:
7.25%, 2/1/2014	6,795,000	6,302,363
7.375%, 2/1/2016	4,945,000	4,450,500
Oncor Electric Delivery Co., 7.0%, 9/1/2022	2,415,000	2,027,706
Regency Energy Partners LP, 8.375%, 12/15/2013	4,020,000	3,618,000
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	6,830,000	5,054,200
Sierra Pacific Resources:
6.75%, 8/15/2017	6,710,000	6,134,007
8.625%, 3/15/2014 (b)	1,263,000	1,293,537
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	12,535,000	11,312,837
		137,601,532
Total Corporate Bonds (Cost $1,615,474,060)		1,333,632,029

Loan Participations and Assignments 7.1%
Senior Loans**
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 5.713%, 4/2/2014	1,691,556	1,473,728
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 6.463%, 6/30/2013	2,267,626	2,120,348
Alliance Mortgage Cycle Loan, Term Loan, LIBOR plus 7.25%, 11.213%, 6/4/2010*	3,500,000	0
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 7.213%, 4/11/2015	684,000	640,474
Term Loan B, LIBOR plus 3.25%, 7.213%, 4/11/2015	4,535,725	4,246,392
Buffets, Inc.:
Letter of Credit, 7.35%, 5/1/2013	755,494	272,922
Term Loan B, 10.954%, 11/1/2013	7,774,259	2,808,452
Charter Communications Operations:
Term Loan, LIBOR plus 2.0%, 5.963%, 3/6/2014	5,497,375	5,233,342
Term Loan B, LIBOR plus 3.25%, 7.213%, 4/27/2011	8,061,376	6,448,485
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 7.463%, 10/10/2014	25,942,950	21,912,492
Term Loan B3, LIBOR plus 3.5%, 7.463%, 10/10/2014	16,948,800	14,334,058
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 6.963%, 12/16/2013	2,947,500	1,967,456
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.213%, 9/16/2013	1,697,110	1,479,320
Golden Nugget, Term Loan, 6.68%, 6/16/2014	3,314,692	1,740,213
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.963%, 3/26/2014	94,318	83,000
Term Loan B, LIBOR plus 2.0%, 5.963%, 3/26/2014	1,610,319	1,405,109
HCA, Inc., Term Loan A1, 5.262%, 11/18/2012	9,155,891	8,115,614
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 6.213%, 5/5/2013	7,978,703	6,125,888
Term Loan C2, LIBOR plus 2.25%, 6.213%, 5/5/2013	2,008,967	1,541,612
IASIS Healthcare LLC, Term Loan, 8.043%, 6/15/2014	3,792,605	3,299,567
Longview Power LLC:
Demand Draw, 5.75%, 4/1/2014	1,141,000	1,023,100
Term Loan B, 5.125%, 4/1/2014	983,000	881,427
Letter of Credit, 3.663%, 4/1/2014	321,000	287,831
NewPage Corp., Term Loan B, LIBOR plus 3.0%, 6.963%, 11/5/2014	655,050	602,108
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.213%, 9/30/2014	2,784,229	1,907,197
Symbion, Inc.:
Term Loan A, 6.149%, 8/23/2013	1,291,405	1,136,040
Term Loan B, 6.149%, 8/23/2014	1,291,407	1,129,569
Telesat Canada, Inc.:
Term Loan, 5.9%, 9/1/2014	7,841,631	7,103,369
Term Loan B, LIBOR plus 3.0%, 6.963%, 10/31/2014	674,152	610,781
Toys "R" Us, Term Loan, 7.059%, 7/1/2012	3,980,100	3,595,025
Tribune Co., Term Loan B, 5.786%, 5/24/2014	5,678,125	2,968,610
Total Loan Participations and Assignments (Cost $123,072,001)		106,493,529

Preferred Securities 0.3%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	4,570,000	3,110,616
Xerox Capital Trust I, 8.0%, 2/1/2027 (b) (d)	2,025,000	1,841,395
Total Preferred Securities (Cost $6,523,160)		4,952,011
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029 (Cost $5,732,937)	6,700,000	4,824,000
	Shares	Value ($)

Common Stocks 0.0%
Materials
GEO Specialty Chemicals, Inc.*	136,705	116,199
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
Total Common Stocks (Cost $1,635,755)		126,780

Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
Series AI, 12.0%*	30,003	2,145
144A, 12.0%*	65,016	10,823
Total Preferred Stocks (Cost $272,427)		12,968

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	911,300	139,092
Industrials 0.0%
Dayton Superior Corp. 144A, Expiration Date 6/15/2009*	560	0
DeCrane Aircraft Holdings, Inc. 144A, Expiration Date 9/30/2008*	16,090	0
Total Warrants (Cost $6)		139,092

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 2.79% (e) (f) (Cost $30,172,805)	30,172,805	30,172,805

Cash Equivalents 2.3%
Cash Management QP Trust, 2.38% (e) (Cost $35,359,059)	35,359,059	35,359,059
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,818,242,210)+	99.7	1,515,712,273
Other Assets and Liabilities, Net	0.3	5,284,034
Net Assets	100.0	1,520,996,307
* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	11.213%	6/4/2010	3,500,000	USD	3,508,969	0
American Color Graphics, Inc.	10.0%	6/15/2010	5,685,000	USD	4,094,575	397,950
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	5,073,750
Eaton Vance Corp., CDO	13.68%	7/15/2012	2,525,075	USD	1,697,739	0
Quebecor World, Inc.	9.75%	1/15/2015	2,830,000	USD	2,830,000	1,146,150
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,333,438	1,888
Tropicana Entertainment LLC	9.625%	12/15/2014	8,975,000	USD	7,018,944	1,256,500
					27,149,389	7,876,238
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2008.
+ The cost for federal income tax purposes was $1,808,524,636. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $292,812,363. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $483,920 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $293,296,283.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2008 amounted to $28,556,000, which is 1.9% of net assets.
(c) Security has deferred its 6/15/2008 interest payment until 12/15/2008.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g) Security issued in lieu of interest payment due December 15, 2007, deferred until December 31, 2008. This security is deemed to be non-income producing.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation
LIBOR: Represents the London InterBank Offered Rate
PIK: Denotes that all or a portion of the income is paid in-kind.

At September 30, 2008, the Fund had unfunded loan commitments of $453,150, which could be extended at the option of the borrower pursuant to the following agreement:

Borrower	Unfunded Loan Commitments ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	453,150	426,982	(26,168)

At September 30, 2008, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Unrealized Appreciation ($)
5/6/2008 6/20/2013	2,940,000[4]	Fixed — 7.25%	ARCO Chemical Co., 9.8%, 2/1/2020	469,273

At September 30, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Net Unrealized Appreciation/ (Depreciation) ($)
10/5/2007 12/20/2008	2,855,000[5]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(348,134)
10/9/2007 12/20/2008	3,005,000[2]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(370,784)
10/9/2007 12/20/2008	2,855,000[3]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	(44,074)
10/10/2007 12/20/2008	1,715,000[5]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(26,254)
10/17/2007 12/20/2009	3,220,000[4]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(612,475)
10/23/2007 12/20/2008	533,000[1]	Fixed — 3.4%	Ford Motor Co., 6.5%, 8/1/2018	(7,815)
11/21/2007 12/20/2008	3,055,000[4]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	13,374
12/13/2007 12/20/2009	2,995,000[4]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2018	(600,540)
2/19/2008 3/20/2009	2,985,000[4]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	20,507
2/26/2008 3/20/2009	3,150,000[4]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	39,039
Total net unrealized depreciation				(1,937,156)
Counterparties: [1] Morgan Stanley Co., Inc. [2] Citigroup Global Markets, Inc. [3] Goldman Sachs & Co. [4] Merrill Lynch & Co., Inc. [5] JP Morgan Chase & Co.

At September 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	17,493,700	USD	24,760,234	10/16/2008	90,860
EUR	1,229,000	USD	1,772,943	10/16/2008	39,824
EUR	79,000	USD	113,685	10/16/2008	2,280
EUR	1,192,100	USD	1,750,956	10/16/2008	69,874
Total unrealized appreciation					202,838
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	754,923	EUR	517,000	10/16/2008	(25,857)
USD	418,024	EUR	289,400	10/16/2008	(9,916)
Total unrealized depreciation					(35,773)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008
Assets
Investments: Investments in securities, at value (cost $1,752,710,346) — including $28,556,000 of securities loaned	$ 1,450,180,409
Investment in Daily Assets Fund Institutional (cost $30,172,805)*	30,172,805
Investment in Cash Management QP Trust (cost $35,359,059)	35,359,059
Total investments, at value (cost $1,818,242,210)	1,515,712,273
Cash	1,005,287
Foreign currency at value (cost $164)	158
Deposits with brokers for credit default swap contracts	2,143,000
Receivable for investments sold	1,013,337
Receivable for Fund shares sold	1,354,876
Interest receivable	39,244,226
Unrealized appreciation on forward foreign currency exchange contracts	202,838
Other assets	38,723
Total assets	1,560,714,718
Liabilities
Payable upon return of securities loaned	30,172,805
Payable for Fund shares redeemed	5,657,574
Net payable for closed credit default swap contracts	85,446
Unrealized depreciation on unfunded loan commitments	26,168
Accrued management fee	644,984
Unrealized depreciation on forward foreign currency exchange contracts	35,773
Net unrealized depreciation on credit default swap contracts	1,467,883
Net payable on closed forward currency exchange contracts	15,214
Other accrued expenses and payables	1,612,564
Total liabilities	39,718,411
Net assets, at value	$ 1,520,996,307
Net Assets Consist of
Undistributed net investment income	880,482
Net unrealized appreciation (depreciation) on: Investments	(302,529,937)
Credit default swap contracts	(1,467,883)
Unfunded loan commitments	(26,168)
Foreign currency	113,653
Accumulated net realized gain (loss)	(1,493,156,721)
Paid-in capital	3,317,182,881
Net assets, at value	$ 1,520,996,307
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,277,006,924 ÷ 295,334,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.32
Maximum offering price per share (100 ÷ 95.50 of $4.32)	$ 4.52

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($62,359,746 ÷ 14,426,640 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.32

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($110,963,772 ÷ 25,631,891 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.33

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($70,665,865 ÷ 16,325,165 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.33
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2008
Investment Income
Income: Interest	$ 157,250,935
Dividends	15,392
Interest — Cash Management QP Trust	1,948,774
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	598,678
Total Income	159,813,779
Expenses: Management fee	9,074,749
Distribution and service fees	5,794,043
Services to shareholders	2,274,037
Administration fee	717,651
Reports to shareholders and shareholder meeting	236,146
Trustees' fees and expenses	150,246
Professional fees	137,808
Registration fees	77,319
Custodian fee	68,261
Other	879,247
Total expenses before expense reductions	19,409,507
Expense reductions	(133,925)
Total expenses after expense reductions	19,275,582
Net investment income (loss)	140,538,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(86,000,150)
Foreign currency	(832,242)
Credit default swaps	1,105,365
Payments by affiliates (see note I)	281
(85,726,746)
Net unrealized appreciation (depreciation) during the period on: Investments	(239,446,116)
Unfunded loan commitments	(26,168)
Credit default swaps	(1,467,883)
Foreign currency	917,629
(240,022,538)
Net gain (loss) on investment transactions	(325,749,284)
Decrease in net assets resulting from operations	$ (185,211,087)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30
	2008	2007
Operations: Net investment income (loss)	$ 140,538,197	$ 162,515,881
Net realized gain (loss)	(85,726,746)	(3,657,644)
Change in net unrealized appreciation (depreciation)	(240,022,538)	(27,816,159)
Net increase (decrease) in net assets resulting from operations	(185,211,087)	131,042,078
Distributions to shareholders from: Net investment income: Class A	(125,754,170)	(155,829,053)
Class B	(6,444,694)	(11,154,231)
Class C	(10,353,864)	(13,390,734)
Institutional Class	(4,330,416)	(2,085,052)
Total distributions	(146,883,144)	(182,459,070)
Fund share transactions: Proceeds from shares sold	229,474,496	298,959,748
Reinvestment of distributions	90,101,418	111,991,844
Cost of shares redeemed	(489,439,803)	(488,158,058)
Redemption fees	15,783	121,432
Net increase (decrease) in net assets from Fund share transactions	(169,848,106)	(77,085,034)
Increase (decrease) in net assets	(501,942,337)	(128,502,026)
Net assets at beginning of period	2,022,938,644	2,151,440,670
Net assets at end of period (including undistributed net investment income of $880,482 and $504,075, respectively)	$ 1,520,996,307	$ 2,022,938,644

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Income (loss) from investment operations: Net investment income[a]	.39	.42	.42	.44	.44
Net realized and unrealized gain (loss)	(.90)	(.08)	(.02)	.00*	.22
Total from investment operations	(.51)	.34	.40	.44	.66
Less distributions from: Net investment income	(.41)	(.47)	(.45)	(.45)	(.46)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43
Total Return (%)[b]	(10.40)[c]	6.39[c]	7.77	8.12[c]	13.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,277	1,715	1,809	1,926	1,950
Ratio of expenses before expense reductions (%)	.99	.97	.96	.96	.94
Ratio of expenses after expense reductions (%)	.98	.96	.96	.96	.94
Ratio of net investment income (%)	7.92	7.70	7.84	8.00	8.13
Portfolio turnover rate (%)	61	66	100	113	162
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Income (loss) from investment operations: Net investment income[a]	.35	.37	.38	.39	.39
Net realized and unrealized gain (loss)	(.90)	(.08)	(.02)	.01	.22
Total from investment operations	(.55)	.29	.36	.40	.61
Less distributions from: Net investment income	(.37)	(.42)	(.41)	(.41)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 4.32	$ 5.24	$ 5.37	$ 5.42	$ 5.43
Total Return (%)[b]	(11.13)[c]	5.53[c]	6.87	7.45[c]	12.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	115	165	212	332
Ratio of expenses before expense reductions (%)	1.81	1.76	1.76	1.81	1.75
Ratio of expenses after expense reductions (%)	1.80	1.76	1.76	1.80	1.75
Ratio of net investment income (%)	7.10	6.90	7.04	7.15	7.32
Portfolio turnover rate (%)	61	66	100	113	162
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.25	$ 5.38	$ 5.43	$ 5.44	$ 5.24
Income (loss) from investment operations: Net investment income[a]	.35	.38	.38	.39	.40
Net realized and unrealized gain (loss)	(.90)	(.08)	(.02)	.01	.22
Total from investment operations	(.55)	.30	.36	.40	.62
Less distributions from: Net investment income	(.37)	(.43)	(.41)	(.41)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 4.33	$ 5.25	$ 5.38	$ 5.43	$ 5.44
Total Return (%)[b]	(11.04)[c]	5.59[c]	6.94	7.49[c]	12.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	162	159	153	156
Ratio of expenses before expense reductions (%)	1.75	1.72	1.71	1.75	1.71
Ratio of expenses after expense reductions (%)	1.74	1.72	1.71	1.74	1.71
Ratio of net investment income (%)	7.16	6.94	7.09	7.21	7.36
Portfolio turnover rate (%)	61	66	100	113	162
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.25	$ 5.38	$ 5.42	$ 5.43	$ 5.23
Income (loss) from investment operations: Net investment income[a]	.40	.43	.44	.46	.45
Net realized and unrealized gain	(.90)	(.08)	(.01)	.00*	.22
Total from investment operations	(.50)	.35	.43	.46	.67
Less distributions from: Net investment income	(.42)	(.48)	(.47)	(.47)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 4.33	$ 5.25	$ 5.38	$ 5.42	$ 5.43
Total Return (%)	(10.09)[b]	6.70[b]	8.33[b]	8.49[b]	13.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	31	18	13	10
Ratio of expenses before expense reductions (%)	.70	.65	.69	.66	.65
Ratio of expenses after expense reductions (%)	.69	.64	.68	.59	.65
Ratio of net investment income (%)	8.21	8.02	8.12	8.36	8.42
Portfolio turnover rate (%)	61	66	100	113	162
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Fund (the "Fund"), is a diversified series of the DWS High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in September 2008, FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. The FSP requires enhanced disclosures regarding credit derivatives sold by the Fund, including credit default swaps. The FSP is effective for fiscal and interim reporting periods ending after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of the FSP.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments quarterly based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a capital loss carryforward of approximately $1,388,805,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000), September 30, 2011 ($620,426,000), September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), September 30, 2014 ($44,333,000), and September 30, 2015 ($38,251,000), September 30, 2016 ($21,744,000), the respective expiration dates, whichever occurs first. During the year ended September 30, 2008, the Fund lost through expiration approximately $126,549,000 of a prior year capital loss carryforward.

In addition, from November 1, 2007 through September 30,2008, the Fund incurred approximately $93,980,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2009.

The Fund has reviewed the tax positions for each of the open tax years as September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 346,168
Capital loss carryforwards	$ (1,388,805,000)
Net unrealized appreciation (depreciation) on investments	$ (292,812,363)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2008	2007
Distributions from ordinary income*	$ 146,883,144	$ 182,459,070
* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended September 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $1,052,184,357 and $1,210,765,924, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Prior to May 1, 2008, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

Administration Fee. Effective May 1, 2008, pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 to September 30, 2008, the Advisor received an Administration Fee of $717,651, of which $133,641 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2008, the amounts charged to the Fund by DISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2008
Class A	$ 1,462,956	$ 359,688
Class B	121,818	30,357
Class C	110,388	27,663
Institutional Class	24,025	5,760
	$ 1,719,187	$ 423,468

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2008
Class B	$ 650,616	$ 43,593
Class C	1,032,520	72,415
	$ 1,683,136	$ 116,008

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2008	Annual Effective Rate
Class A	$ 3,551,837	$ 247,904.23%
Class B	214,820	10,589.25%
Class C	344,250	9,424.25%
	$ 4,110,907	$ 267,917

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2008, aggregated $156,426.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2008, the CDSC for Class B and C shares aggregated $209,059 and $39,434, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2008, DIDI received an aggregate CDSC of $4,192 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2008, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $23,345, of which $9,132 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $87,200 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

For the year ended September 30, 2008, the Advisor agreed to reimburse the Fund $6,158, which represented a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2008, the Fund's custodian fee was reduced by $24,006 and $16,561, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Borrowings

The Fund and one other affiliated fund (the"Participants") have entered into a credit facility with State Street Bank and Trust Company and Societe Generale. Under the terms of this agreement, any loan obtained by the Fund will bear interest at the Fed Funds Rate plus 0.65%, which is payable at maturity. A commitment fee is charged to the Participants and is included with "other expense" on the Statement of Operations. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Participants in an amount not to exceed $111,000,000 at any one time and which was available until October 9, 2007. Effective October 10, 2007, Societe Generale is no longer party to the credit agreement and the size of the revolving credit agreement was decreased to an amount not to exceed $40,000,000 at any one time and is available until October 10, 2008.

No loans were initiated by the Fund under this credit facility during the year ended September 30, 2008.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	29,467,925	$ 144,519,679	38,875,368	$ 210,169,964
Class B	1,622,985	7,945,601	3,473,890	18,811,631
Class C	3,470,233	17,122,126	8,494,879	46,112,494
Institutional Class	12,320,542	59,887,090	4,527,152	23,865,659
		$ 229,474,496		$ 298,959,748
Shares issued to shareholders in reinvestment of distributions
Class A	16,144,163	$ 78,573,203	17,912,785	$ 96,504,580
Class B	687,353	3,356,643	1,080,415	5,826,207
Class C	1,265,670	6,175,336	1,425,332	7,690,122
Institutional Class	414,388	1,996,236	366,140	1,970,935
		$ 90,101,418		$ 111,991,844
Shares redeemed
Class A	(77,644,674)	$ (381,136,008)	(66,204,338)	$ (356,916,523)
Class B	(9,776,330)	(48,062,510)	(13,387,554)	(72,345,058)
Class C	(9,998,033)	(48,957,880)	(8,649,327)	(46,423,133)
Institutional Class	(2,320,889)	(11,283,405)	(2,393,577)	(12,473,344)
		$ (489,439,803)		$ (488,158,058)
Redemption fees		$ 15,783		$ 121,432
Net increase (decrease)
Class A	(32,032,586)	$ (158,030,640)	(9,416,185)	$ (50,175,138)
Class B	(7,465,992)	(36,758,363)	(8,833,249)	(47,697,552)
Class C	(5,262,130)	(25,659,296)	1,270,884	7,424,024
Institutional Class	10,414,041	50,600,193	2,499,715	13,363,632
		$ (169,848,106)		$ (77,085,034)

I. Payments made by Affiliates

During the year ended September 30, 2008, the Advisor reimbursed the Fund $281 for losses incurred on trades executed incorrectly. The amounts of the losses were less than 0.01% of average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS High Income Series and the Shareholders of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the "Fund"), including the investment portfolio, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 25, 2008

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $16,900, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in the recent period and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	008	208	308	513

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2008, DWS High Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$73,590	$0	$10,564	$0
2007	$65,611	$0	$8,947	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$10,564	$382,000	$1,474,733	$1,867,297
2007	$8,947	$486,614	$1,484,326	$1,979,887

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Micro Cap Fund, a series of DWS Advisor Funds

DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

DWS Short Duration Plus Fund, a series of DWS Advisor Funds

DWS Small Cap Growth Fund, a series of DWS Advisor Funds

DWS Dreman Value Income Edge Fund, Inc.

DWS High Income Fund, a series of DWS High Income Series

DWS GNMA Fund, a series of DWS Income Trust

DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

DWS Capital Growth Fund, a series of DWS Investment Trust

DWS Growth & Income Fund, a series of DWS Investment Trust

DWS Small Cap Core Fund, a series of DWS Investment Trust

Tax-Exempt California Money Market Fund

By:                     /s/Michael G. Clark
                           Michael G. Clark

                           President

Date:                   December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                     /s/Michael G. Clark
                           Michael G. Clark

                           President

Date:                   December 2, 2008

By:                     /s/Paul Schubert
                           Paul Schubert

                           Chief Financial Officer and Treasurer

Date:                   December 2, 2008